UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  September 10, 2004

                            GP Strategies Corporation
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  1-7234                               13-1926739
-------------------------------------------------------------------------------
          (Commission File Number)            (IRS Employer Identification No.)


         777 Westchester Avenue, White Plains, NY                        10604
-------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (914) 249-9700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.
                  ------------

On September 10, 2004 and September 13, 2004 GP Strategies Corporation issued press releases announcing that its wholly owned subsidiary, General Physics Corporation, has received a $12 million interim award in its arbitration against Electronic Data Systems Corporation relating to General Physics' 1998 acquisition of Learning Technologies. A copy of the press releases are filed as Exhibit s 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

     (c) Exhibits.

         99.1 Press release of GP Strategies Corporation dated September 10, 2004 99.2 Press release of GP Strategies Corporation dated September 13, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GP STRATEGIES CORPORATION



Date: September 13, 2004             BY:   Scott N. Greenberg
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                                   Description


  99.1      Press release of GP Strategies Corporation dated September 10, 2004

  99.2      Press release of GP Strategies Corporation dated September 13, 2004